INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED APRIL 15, 2020 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 28, 2020, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco S&P International Developed Low Volatility ETF (IDLV)

(the "Fund")

Important Notice Regarding a Change to the Unitary Management Fee of the Fund

At a meeting held on April 14, 2020, the Board of Trustees of Invesco Exchange-Traded Fund Trust II approved a reduction in the annual unitary management fee of the Fund from 0.35% to 0.25% of the Fund's average daily net assets, effective May 1, 2020. Currently, Invesco Capital Management LLC, the Fund's adviser, has agreed to waive a portion of its unitary management fee, which results in a net unitary management fee of 0.25%. This waiver will remain in place until the unitary management fee reduction takes effect.

Accordingly, as a result of the unitary management fee reduction effective May 1, 2020, the Prospectus is revised as follows:

∙The following replaces the first paragraph and table included under the section titled "Fund Fees and Expenses" on page 1 of the Summary Prospectus for the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.25%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%

(1)Effective May 1, 2020, Invesco Capital Management LLC (the "Adviser") has contractually reduced the Fund's unitary management fee from 0.35% to 0.25%. "Management Fees" have been restated to reflect current fees.

∙The following replaces the information included in the sub-section titled "Example" on page 1 of the Summary Prospectus for the Fund:

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Please Retain This Supplement for Future Reference.

P-IDLV-SUMPRO-1-SUP-2 041520